UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022 (January 14, 2022)

DoubleVerify Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40349	82-2714562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Spring Street New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 631-2111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	DV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2022, DoubleVerify Holdings, Inc. (the “Company”) announced that Matthew McLaughin, Chief Operating Officer, will step down from his current role effective as of March 31, 2022. After this date, Mr. McLaughlin will serve the Company in a special advisory capacity through July 1, 2022.

On January 14, 2022, the Company and a Company subsidiary entered into an Executive Transition and Separation Agreement and General Release of All Claims (collectively, the “Transition Agreement”) with Mr. McLaughlin. Under the Transition Agreement, Mr. McLaughlin will remain employed in his current role through March 31, 2022, and, thereafter, will remain employed by the Company on a full-time basis in a special advisory capacity and continue to receive his base salary and benefits through July 1, 2022. Following his termination of employment, Mr. McLaughlin will receive severance benefits consistent with those set forth in his Employment Agreement, dated as of December 31, 2020 (the “Employment Agreement”), a copy of which has been previously filed with the Securities and Exchange Commission, except that his base salary continuation and medical benefit subsidy will be provided for fifteen months following his termination rather than twelve months as provided under the Employment Agreement. Pursuant to the Transition Agreement, Mr. McLaughlin’s termination of employment will be considered involuntary for purposes of the vesting of the Company restricted stock units he was granted on December 27, 2020, which will vest in full subject to this continued employment through July 1, 2022.

The foregoing description of the Transition Agreement is not complete and is qualified in its entirety by reference to the Transition Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.

The Company announced the resignation of Mr. McLaughlin in its January 19, 2022 press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Executive Transition and Separation Agreement dated January 14, 2022.*
10.2	General Release of All Claims dated January 14, 2022.
99.1	Press Release dated January 19, 2022.
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

* Exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Copies of any omitted exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLEVERIFY HOLDINGS, INC.

	By:	/s/ Mark Zagorski
		Name:	Mark Zagorski
		Title:	Chief Executive Officer and Director
Date: January 19, 2022